Exhibit 10.12

FOURTH AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

AND FIRST AMENDMENT TO

AMENDED AND RESTATED PLEDGE AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT (this “Amendment”), effective as of October 19, 2015, is entered into by and among ENSERVCO CORPORATION, a Delaware corporation (“Enservco”), DILLCO FLUID SERVICE, INC., a Kansas corporation (“Dillco”), and HEAT WAVES HOT OIL SERVICE LLC, a Colorado limited liability company (“Heat Waves”) (Enservco, Dillco and Heat Waves, and each Person joined hereto as a borrower from time to time, each, a “Borrower” and collectively, “Borrowers”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as the sole Lender on the date hereof, and PNC, as Agent for the Lenders (in such capacity, “Agent”), with reference to the following facts:

RECITALS

A.     The parties to this Amendment have entered into an Amended and Restated Revolving Credit and Security Agreement, dated as of September 12, 2014, as amended by the Consent and First Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of February 27, 2015, the Second Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of March 29, 2015, and the Third Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of July 16, 2015 (as maybe further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders provide certain credit facilities to Borrowers;

B.     Any and all initially capitalized terms used in this Amendment without definition shall have the respective meanings assigned thereto in the Credit Agreement;

C.     Borrowers have requested Agent and the Lenders amend certain provisions of the Credit Agreement and Pledge Agreement, each as more fully set forth herein; and

D.     Agent and the Lenders are willing to make such amendments to the Credit Agreement and Pledge Agreement, in accordance with, and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.01     Amendment to Section 1.2 of the Credit Agreement. The definition of “Permitted Loans” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

““Permitted Loans” shall mean: (a) the extension of trade credit by a Borrower to its Customer(s), in the Ordinary Course of Business in connection with a sale of Inventory or rendition of services, in each case on open account terms; (b) loans to employees in the Ordinary Course of Business not to exceed as to all such loans the aggregate amount of $250,000 at any time outstanding; ~~and~~ (c) intercompany loans between and among Borrowers, so long as, at the request of Agent, each such intercompany loan is evidenced by a promissory note (including, if applicable, any master intercompany note executed by Borrowers) on terms and conditions (including terms subordinating payment of the indebtedness evidenced by such note to the prior payment in full of all Obligations) acceptable to Agent in its sole discretion that has been delivered to Agent either endorsed in blank or together with an undated instrument of transfer executed in blank by the applicable Borrower(s) that are the payee(s) on such note, and other Indebtedness in form and substance acceptable to Agent in its sole discretion; and (d) advances by Enservco from time-to-time to WET Oilfield Service LLC, a Colorado limited liability company (“WET”) to the extent (i) the aggregate principal amount of such advances outstanding from time to time does not exceed in the aggregate $250,000, (ii) such advances are made pursuant to an amended and restated promissory note dated on or about October [__], 2015, (iii) such advances are evidenced by an amended and restated promissory note, on terms and conditions acceptable to Agent in its sole discretion, which promissory note has been delivered to Agent either endorsed in blank or together with an undated instrument of transfer executed in blank by Enservco, and (iv) the Equity Interests of WET owned by Ernest L. (“EL”) Dodson, Ernest C. (“Chad”) Dodson, and Lance C. (“Cody”) Dodson that have been pledged to Enservco as security for the payment in full of such advances pursuant to an amended and restated pledge and security agreement which amended and restated the original pledge and security agreement dated October 6, 2015, and which have been collaterally assigned to Agent as set forth in Section 12(d) thereof.”

1.02     Amendment to Exhibit “A” to Pledge Agreement. Exhibit “A” to Pledge Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as attached hereto as Exhibit A.

ARTICLE II
Conditions Precedent

2.01     Closing Conditions. This Amendment shall become effective as of the day and year first set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)	Amendment. The Agent shall have received from Borrowers, this Amendment duly executed by Borrowers and by PNC, as Agent and as the sole Lender as of the Amendment Effective Date;

(b)

Fees and Expenses. The Agent shall have received from Borrowers such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and the Agent’s counsel shall have received from Borrowers payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment;

(c)

WET Promissory Note and Allonge. The Agent shall have received from Borrowers, the original Amended and Restated 7% Secured Promissory Note, dated October [__], 2015, in the original principal amount of $250,000 issued by Ernest L. (“EL”) Dodson, in his individual capacity, Ernest C. (“Chad”) Dodson, in his individual capacity, and Lance C. (“Cody”) Dodson, in his individual capacity, and originally made payable to the order of Enservco Corporation, together with an undated instrument of transfer (allonge) executed in blank by Enservco;

(d)

Limited Liability Company Interests and Endorsement. As represented by Ernest L. (“EL”) Dodson, Ernest C. (“Chad”) Dodson, and Lance C. (“Cody”) Dodson, and by WET in the Amended and Restated Pledge and Security Agreement dated October [__], 2015 and in WET’s acknowledgement thereof and agreement thereto:

(i)

The only holders of limited liability company interests (“owner’s interests” as defined in C.R.S. § 7-90-102(44)) in WET are Ernest L. (“EL”) Dodson, Ernest C. (“Chad”) Dodson, and Lance C. (“Cody”) Dodson, each in their individual capacities,

(ii)	the owner’s interests held by each of them are not represented by certificates, and

(iii)	WET has not made and will not make an election to treat such owner’s interests as “securities” for the purposes of Article 8 of the Uniform Commercial Code as in effect in Colorado;

(e)

WET Pledge Agreement and Management Agreement. The Agent shall have received from Borrowers, copies of (i) the final and duly executed Amended and Restated Pledge and Security Agreement, dated as of the date hereof, by EL, Chad and Cody, on the one hand, and Enservco on the other hand, and (ii) the final and duly executed Management Agreement, dated as of the date hereof, by and among EL, Chad, Cody, Enservco and WET;

(f)	Default. After giving effect to this Amendment, no Default or Event of Default shall exist; and

(g)

Representations and Warranties. The representations and warranties set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

ARTICLE III

Miscellaneous

3.01     Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or in any Other Document and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Agreement, the Other Documents or any related agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date.

3.02     Authority. Each Borrower has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder and under the Other Documents (as amended or modified hereby). This Amendment has been duly executed and delivered by such Person, and this Amendment constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Person’s corporate, limited liability company or limited partnership powers (as applicable), have been duly authorized by all necessary company or partnership (as applicable) action, are not in contravention of law or the terms of such Person’s operating agreement, bylaws, partnership agreement, certificate of formation, articles of incorporation or other applicable documents relating to such Person’s formation or to the conduct of such Person’s business or of any material agreement or undertaking to which such Person is a party or by which such Person is bound, (b) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Borrower or Guarantor under the provisions of any material agreement, charter document, operating agreement or other instrument to which any Borrower or Guarantor is a party or by which it or its property is a party or by which it may be bound.

3.03     No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

3.04     References to the Credit Agreement. The Credit Agreement, each of the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended by this Amendment.

3.05     Credit Agreement Remains in Effect. The Credit Agreement and the Other Documents remain in full force and effect and Borrowers ratify and confirm their agreements and covenants contained therein. Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

3.06     Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to modify any of their respective rights and remedies under the Other Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

3.07     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

3.08     Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

3.09     Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

3.10     Expenses of Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent’s legal counsel.

3.11     NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

ENSERVCO CORPORATION, a Delaware corporation

By:
Name: Rick D. Kasch Title: President

DILLCO FLUID SERVICE, INC., a Kansas corporation

By:
Name: Rick D. Kasch Title: President

HEAT WAVES HOT OIL SERVICE LLC, a Colorado limited liability company

By:
Name: Rick D. Kasch Title: Manager

Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement

and First Amendment to Amended and Restated Pledge Agreement

AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name: Jeffrey Cristol Title: Senior Vice President

SOLE LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:
Name: Jeffrey Cristol Title: Senior Vice President

Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement

and First Amendment to Amended and Restated Pledge Agreement

Exhibit A to

Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement

and First Amendment to Amended and Restated Pledge Agreement

EXHIBIT “A” TO PLEDGE AGREEMENT

All of each Pledgor’s (a) right, title and interest in and to all of the Equity Interests of the pledged companies set forth below, in each case, regardless of class or designation, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing such Equity Interests, the right to receive any certificates representing any of such Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing, (ii) rights, powers, and remedies under the limited liability company operating agreements of each of the pledged companies that are limited liability companies ~~and~~ (iii) rights, powers, and remedies under the partnership agreements of each of the pledged companies that are partnerships, and (iv) all “instruments” (as defined in Article 9 of the Uniform Commercial Code), including promissory notes and all proceeds and products thereof in whatever form.

Pledged Companies

Name of Pledged Company	Pledged By	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.
Dillco Fluid Service, Inc.	Enservco	712,733	Common	100%	100%	10
Heat Waves Hot Oil Service LLC	Enservco	100	LLC	100%	100%	N/A
HE Services, LLC	Dillco	100	LLC	100%	100%	N/A
Real GC LLC	Dillco	100	LLC	100%	100%	N/A

The owner’s interests in WET Oilfield Services, LLC, a limited liability company formed under Colorado law owned by Ernest L. (“EL”) Dodson, in his individual capacity, Ernest C. (“Chad”) Dodson, in his individual capacity, and Lance C. (“Cody”) Dodson, in his individual capacity, and originally pledged to Enservco Corporation pursuant to the Pledge and Security Agreement dated October 6, 2015, as amended and restated (the “Amended and Restated Pledge and Security Agreement” dated October [__], 2015) to collateralize the repayment of the Amended and Restated 7% Secured Promissory Note dated October [__], 2015.

Instruments

That certain Amended and Restated 7% Secured Promissory Note, dated October [__], 2015, in the original principal amount of $250,000 issued by Ernest L. (“EL”) Dodson, in his individual capacity, Ernest C. (“Chad”) Dodson, in his individual capacity, and Lance C. (“Cody”) Dodson, in his individual capacity, and originally made payable to the order of Enservco Corporation.

Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement

and First Amendment to Amended and Restated Pledge Agreement